UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2005

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Company has issued a press release attached hereto as Exhibit 99.1 and incorporated herein by reference regarding its financial results for the fiscal years ended January 29, 2005, January 31, 2004 and February 1, 2003.

Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On April 11, 2005, management of Gottschalks Inc. ("Gottschalks" or the "Company"), after discussion with the Audit Committee of our Board of Directors, determined that previously issued financial information as of January 31, 2004 and for the years ended January 31, 2004 (fiscal 2003), and February 1, 2003 (fiscal 2002), and the first three quarters of the year ended January 29, 2005 (fiscal 2004) should be restated to reflect the correction of errors related to our accounting for real estate leases and leasehold improvements. Accordingly, the previously issued financial statements for those years in our previously filed Annual Reports on Form 10-K and related reports of independent registered public accountant and for those quarters contained in our Quarterly Reports on Form 10-Q should no longer be relied upon. The Chairman of the Audit Committee has discussed these matters with our independent registered public accounting firm. The Company will restate its financial statements for those years and quarters for the adjustments discussed below in connection with filing its Annual Report on Form 10-K for the fiscal year ended January 29, 2005.

Corrections to the Company's lease accounting policies include an adjustment to depreciation expense to correct the depreciable lives being used for certain leasehold costs and improvements, and to the recording of certain tenant allowances and construction reimbursements, as reductions in rent expense that had previously been recorded as reductions in the cost of the underlying constructed assets. In addition, the restatement includes adjusting lease terms, as defined in Statement of Financial Accounting Standards No. 13, "Accounting for Leases," as amended, of certain leases to include bargain renewal option periods where exercise of the options would be reasonably assured, and recognizing the straight-line effect over the lease term of such changes in rents during the option periods.

INDEX TO EXHIBITS
Exhibit No.	Description
99-1	Press Release dated April 13, 2005. Also provided in PDF format as a courtesy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

April 13, 2005	By: /s/ James R. Famalette James R. Famalette President and Chief Executive Officer

April 13, 2005	By: /s/ J. Gregory Ambro J. Gregory Ambro Chief Financial Officer